Exhibit 10.5

EXECUTION COPY

TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated March 21, 2010 (this “Agreement”), is entered into, by and among PEGASUS DEERFIELD (AIV), LLC, a Delaware limited liability company (the “Investor”), PGS MANAGEMENT, LLC, a Delaware limited liability company (“PM”, and together with the Investor, the “Pegasus Parties”), DEERFIELD CAPITAL CORP., a Maryland corporation (“DFR”), DEERFIELD CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (“DCM”), DPLC GENERAL PARTNER LLC, a Delaware limited liability company (“DLC GP”), DEERFIELD LOAN MANAGER LLC, a Delaware limited liability company (“DLM”), Deerfield Pegasus Loan Capital LP, a Delaware limited partnership (the “Fund”) and Jonathan Trutter (DFR, DCM, DLC GP, DLM, the Fund and Jonathan Trutter, collectively, the “Deerfield Parties”).  The Deerfield Parties and the Pegasus Parties are referred to herein collectively as the “Parties.”

RECITALS:

WHEREAS, the Investor and DFR have entered into that certain Warrant No. A, dated as of April 9, 2009 (as amended, modified or restated prior to the date hereof, “Warrant A”); the Investor and DFR have entered into that certain Warrant No. B, dated as of April 9, 2009 (as amended, modified or restated prior to the date hereof, “Warrant B”); the Deerfield Parties and the Pegasus Parties have entered into that certain Letter Agreement regarding the Fund, dated as of April 9, 2009 (the “Fund I Letter Agreement”); the Deerfield Parties and the Pegasus Parties have entered into that certain Letter Agreement regarding certain future investment funds to be managed by DCM, dated as of April 9, 2009 (the “Subsequent Funds Letter Agreement”), the Deerfield Parties and the Pegasus Parties have entered into that certain Letter Agreement regarding the board of managers of DCM, the board of directors of DFR and certain related matters, dated as of April 9, 2009 (the “DCM Board Letter Agreement”), the Investor and DLM have entered into that certain Amended and Restated Limited Liability Company Agreement of DPLC General Partner LLC, dated as of April 9, 2009 (the “GP Agreement”), DCM and PM have entered into that certain Consulting Agreement, dated as of April 9, 2009 (the “Consulting Agreement”), and the Investor and DFR have entered into that certain Registration Rights Agreement, dated as of April 9, 2009 (the “Registration Rights Agreement” and, together with Warrant A, Warrant B, the Fund I Letter Agreement, the Subsequent Funds Letter Agreement, the DCM Board Letter Agreement, the GP Agreement and the Consulting Agreement, the “Pegasus Transaction Documents”); and

WHEREAS, the DFR proposes (i) to issue shares of common stock, par value $0.001 per share, of DFR (the “Common Stock”), pursuant to, and subject to the terms and conditions of, that certain Acquisition and Investment Agreement (the “Acquisition Agreement”), dated as of the date hereof, by and among DFR, Columbus Nova Credit Investment Management, LLC and Columbus Nova Partners, LLC (“CNP”) (such transaction, the “Stock Issuance”) and (ii) to issue senior subordinated convertible notes (the “Convertible Notes”) convertible into shares of Common Stock, pursuant to, and subject to the terms and conditions of, that certain Senior Subordinated Convertible Notes Agreement (the “Convertible Notes Agreement”), dated as of the date hereof, between DFR and CNP (such transaction, the “Notes Issuance” and collectively with the Stock Issuance, the “Securities Issuance”);

NOW, THEREFORE, in consideration of the premises and the agreements, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.  WAIVER OF SPECIFIED PROVISIONS OF THE PEGASUS TRANSACTION DOCUMENTS

Effective as of the date hereof, with respect to the Securities Issuance, the Pegasus Parties hereby waive any rights of the Pegasus Parties and any obligations of the Deerfield Parties under Sections 3(a) and 19 of the Fund I Letter Agreement.

SECTION 2.  TERMINATION OF CERTAIN SPECIFIED PROVISIONS IN THE PEGASUS TRANSACTION DOCUMENTS; FUND DISTRIBUTIONS

2.1                                 Terminated Agreements.  Warrant A, Warrant B, the DCM Board Letter Agreement, the Subsequent Funds Letter Agreement, the Registration Rights Agreement and the Consulting Agreement (collectively, the “Terminated Agreements”) are hereby each terminated effective as of the date hereof and the parties to each such Terminated Agreement shall cease to have any rights, duties or obligations to each other in respect of such Terminated Agreement.  The investor shall promptly, but in any event within three business days from the date hereof, deliver to DFR the original Warrant A and Warrant B for cancellation thereof.

2.2                                 Release of Unfunded Capital Commitments.  Effective as of the date hereof, DLC GP and the Fund hereby release all partners (including for the avoidance of doubt DLC GP) of the Fund and all members of DLC GP from their unfunded (as of the date hereof) capital commitments to the Fund and/or DLC GP.

2.3                                 Amendment of GP Agreement.  The parties to the GP Agreement agree to amend the GP Agreement to make the modifications to the GP Agreement set forth in Exhibit A hereof in order to (i) remove the subordination right thereunder pursuant to which losses on the Fund’s investment portfolio are allocated first to DLM prior to such losses being allocated to the Investor and (ii) provide that all such losses (and all profits on the Fund’s investment portfolio other than in respect of incentive allocations) will be allocated to DLM and the Investor pro rata based on their respective indirect or direct investments in the Fund.

2.4                                 Termination of Certain Provisions in the Fund I Letter Agreement. The parties to the Fund I Letter Agreement agree that, effective as of the date hereof, the terms and provisions of each of Sections 3(d), 4(e), 11 and 17 of the Fund I Letter Agreement shall terminate and that none of the parties to the Fund I Letter Agreement shall as of the date hereof have any rights, duties or obligations under any of Sections 3(d), 4(e), 11 and 17 of the Fund I Letter Agreement.

2.5                                 Fund distribution.  (a) Notwithstanding anything to the contrary in the Amended and Restated Limited Partnership Agreement of the Fund, dated as of April 9, 2009 (the “Fund Agreement”), the Fund shall permit the Investor and Jonathan Trutter to withdraw from their respective capital accounts, and shall distribute to them, on or prior to April 15, 2010, the following amounts: (i) $ 9 million to the Investor; and (ii) an amount equal to his entire capital account balance, to Jonathan Trutter.  Such withdrawals shall be at a valuation based upon the net asset value of the Fund as of the end of the month immediately prior to such withdrawal; provided that no unamortized organizational costs of the Fund will be deducted from amounts required to be distributed to the Investor and Jonathan Trutter pursuant to this Section 2.5(a).

(b) Notwithstanding anything to the contrary in the Fund Agreement and/or the GP Agreement, on or subsequent to the date on which the Investor receives its $9 million distribution pursuant to Section 2.5(a) above, DLC GP shall be permitted to (i) withdraw an amount equal to the entire portion of its capital account balance attributable to DLM’s investment in DLC GP, and (ii) distribute such amount to DLM. Any unamortized organizational costs of the Fund shall be allocated between DLC GP and the Investor (in respect of the Investor’s remaining capital account balance after its withdrawal from its capital account pursuant to Section 2.5(a) above) in the manner set forth in the Fund Agreement.

2.6                                 Additional Documentation. The Parties agree to execute such additional amendments, agreements and other documentation as shall be necessary to consummate the transactions described in this Section 2.

2.7                                 Proposed Fund Transactions.  (a) The Parties agree to negotiate in good faith to (i) permit the Fund to purchase $9 million in aggregate principal amount of senior subordinated convertible notes issued by DFR pursuant to the Senior Subordinated Convertible Notes Agreement, dated as of the date hereof, between DFR and CNP and (ii) modify the Fund Investment Protocol and the other investment guidelines of the Fund in a manner mutually agreeable to the Parties.

(b) In consideration of Investor entering into this Agreement, DFR shall grant Investor warrants to purchase an aggregate of 200,000 shares of Common Stock of DFR at an exercise price of $4.25 per share expiring April 9, 2014 which warrants shall be substantially in the form of Warrant A as adjusted to take into account the terms of the Convertible Notes (the “Investor Warrants”).  In consideration of services provided to DFR by Jeffrey Scott and Cary Meadow (together, the “Operating Advisors”), DFR shall grant each of the Operating Advisors warrants to purchase an aggregate of 25,000 shares of Common Stock of DFR at an exercise price of $4.25 per share expiring April 9, 2014 which warrants shall be substantially in the form of Warrant A as adjusted to take into account the terms of the Convertible Notes (the “Advisor Warrants” and, together with the Investor Warrants, the “New Warrants”).  DFR shall deliver original Investor Warrants to the Investor and original Advisor Warrants to the Operating Advisors on or prior to April 15, 2010; provided that such New Warrants shall not be delivered as set forth herein if the Investor has not delivered Warrant A and Warrant B to DFR for cancellation thereof pursuant to Section 2.1 hereof.

(c) If the Parties are unable to come to agreement regarding Section 2.7(a) above within 45 days of the date hereof, then the Investor shall have the right, upon prior written notice to DLC GP, to withdraw its entire capital account balance in the Fund (including the portion of DLC GP’s capital account balance attributable to the Investor’s investment in DLC GP) as of the end of the month during which the Investor delivers such notice to DLC GP and if the Investor exercises such right to withdraw its entire capital account balance in the Fund, then DLC GP shall withdraw and distribute to DLM 100% of the portion of its capital account balance attributable to DLM’s investment in DLC GP as of the end of the month during which the Investor delivers such notice to DLC GP.  Except as expressly set forth herein, such withdrawals (and the distributions of withdrawal proceeds in respect thereof) shall be made in accordance with the Fund Agreement.

2.8                                 Other Agreements.  The Deerfield Parties and the Pegasus Parties hereby agree and acknowledge, that except for this Agreement, the Pegasus Transaction Documents and the Agreements set forth on Exhibit B hereto, there are no agreements, understandings or arrangements between the Deerfield Parties and the Pegasus Parties.

SECTION 3.  MISCELLANEOUS

3.1                                 Binding Effect.  This Agreement shall be binding upon the Parties hereto and their respective successors and assigns and shall inure to the benefit of the Parties hereto and their successors and assigns.  The Pegasus Parties’ waiver of rights specified herein shall not be deemed to operate as a waiver of any other rights, powers or privileges of the Pegasus Parties under the Pegasus Transaction Documents.

3.2                                 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.3                                 Effect on Transaction Documents.  Except as expressly set forth in this Agreement, the Pegasus Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed by the Parties.

3.4                                 Execution. The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any of the Parties under the Pegasus Transaction Documents.

3.5                                 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.6                                 No Third Party Beneficiaries.  This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the Parties.

3.7                                 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

3.8                                 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

PEGASUS DEERFIELD (AIV), LLC

By: Pegasus Investors IV, L.P., its managing member

By: Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Secretary and General Counsel

PGS MANAGEMENT, LLC

By: Pegasus Capital Advisors IV, L.P., its managing member

By: Pegasus Capital Advisors IV GP, L.L.C., its general partner

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Secretary and General Counsel

DEERFIELD PEGASUS LOAN CAPITAL LP

By: DPLC General Partner LLC, its general partner

By:	/s/ Robert A. Contreras
Name: Robert A. Contreras
Title: Deerfield Manager

DPLC GENERAL PARTNER LLC

By:	/s/ Robert A. Contreras
Name: Robert A. Contreras
Title: Deerfield Manager

DEERFIELD CAPITAL CORP.

By:	/s/ Robert A. Contreras
Name: Robert A. Contreras
Title: General Counsel

DEERFIELD CAPITAL MANAGEMENT LLC

By:	/s/ Robert A. Contreras
Name: Robert A. Contreras
Title: General Counsel

DEERFIELD LOAN MANAGER LLC

By:	/s/ Robert A. Contreras
Name: Robert A. Contreras
Title: General Counsel

/s/ Jonathan W. Trutter
JONATHAN TRUTTER

Exhibit A

Exhibit B

1.               Pegasus/Deerfield Term Sheet dated December 25, 2008 among Pegasus Partners IV, L.P., Deerfield Capital Corp. and Deerfield Capital Management, LLC

2.               Exclusivity Extension to Pegasus/Deerfield Term Sheet dated January 30, 2009 among Pegasus Partners IV, L.P., Deerfield Capital Corp. and Deerfield Capital Management, LLC

3.               Exclusivity Extension #2 to Pegasus/Deerfield Term Sheet dated February 16, 2009 among Pegasus Partners IV, L.P., Deerfield Capital Corp. and Deerfield Capital Management, LLC

4.               Exclusivity Extension #3 to Pegasus/Deerfield Term Sheet dated February 27, 2009 among Pegasus Partners IV, L.P., Deerfield Capital Corp. and Deerfield Capital Management, LLC

5.               Conditions Letter dated March 2009 among Pegasus Partners IV, L.P., Deerfield Capital Corp. and Deerfield Capital Management, LLC

6.               Amendment to Fund I Letter Agreement dated September 23, 2009 among Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp., Deerfield Capital Management, LLC, PGS Management, LLC and Pegasus Deerfield (AIV), LLC

7.               First Amendment to Warrant A dated September 23, 2009 between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC

8.               First Amendment to Warrant B dated September 23, 2009 between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC

9.               Fund Administration Agreement dated April 9, 2009 between Deerfield Pegasus Loan Capital LP and Deerfield Capital Management, LLC

10.         Custodial Agreement dated April 9, 2009 among Deerfield Pegasus Loan Capital LP, Deerfield Capital Management, LLC and Deutsche Bank Trust Company Americas

11.         Investment Advisory Agreement dated April 9, 2009 between Deerfield Pegasus Loan Capital LP and Deerfield Capital Management, LLC

12.         Management Fee Waiver Letter dated December 28, 2009 among Deerfield Capital Management, LLC, PGS Management, LLC, DPLC General Partner LLC and Pegasus Deerfield (AIV), LLC

13.         Limited Liability Company Agreement of DPLC General Partner LLC dated February 9, 2009 by Deerfield Loan Manager LLC

14.         Limited Partnership Agreement of Deerfield Pegasus Loan Capital LP dated February 9, 2009 between Deerfield Capital Management, LLC and DPLC General Partner LLC

15.         Amended and Restated Limited Partnership Agreement of Deerfield Pegasus Loan Capital LP dated April 9, 2009 among Pegasus Deerfield (AIV), LLC, Deerfield Capital Management, LLC and DPLC General Partner LLC

16.         Amendment No. 1 to Amended and Restated Limited Partnership Agreement of Deerfield Pegasus Loan Capital LP dated August 21, 2009 among Pegasus Deerfield (AIV), LLC, DPLC General Partner LLC and Jonathan Trutter

17.         Amendment No. 2 to Amended and Restated Limited Partnership Agreement of Deerfield Pegasus Loan Capital LP dated September 23, 2009 among Pegasus Deerfield (AIV), LLC, DPLC General Partner LLC and Jonathan Trutter

18.         Subscription Agreement dated April 9, 2009 between Deerfield Pegasus Loan Capital LP and Pegasus Deerfield (AIV), LLC

19.         Subscription Agreement dated April 9, 2009 between Deerfield Pegasus Loan Capital LP and DPLC General Partner LLC

20.         Subscription Agreement dated April 28, 2009 between Deerfield Pegasus Loan Capital LP and Jonathan Trutter